NEW RIVER PHARMACEUTICALS INC.

(a Virginia corporation)

3.50% Convertible Subordinated Notes due 2013

PURCHASE AGREEMENT

Dated: July 19, 2006

NEW RIVER PHARMACEUTICALS INC.

(a Virginia corporation)

$125,000,000
3.50% Convertible Subordinated Notes due 2013

PURCHASE AGREEMENT

July 19, 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
W.R. Hambrecht + Co., LLC

c/o	Merrill Lynch, Pierce, Fenner & Smith
Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

New River Pharmaceuticals Inc., a Virginia corporation (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and W.R. Hambrecht + Co., LLC (together with Merrill Lynch, the “Initial Purchasers”), for whom Merrill Lynch is acting as representative, with respect to (i) the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in Schedule A hereto of $125,000,000 aggregate principal amount of the Company’s Convertible Subordinated Notes due 2013 (the “Initial Securities”) and (ii) the grant by the Company to the Initial Purchasers of the option described in Section 2(b) hereof to purchase all or any part of an additional $18,750,000 aggregate principal amount of the Company’s Convertible Subordinated Notes due 2013 (the “Option Securities” and together with the Initial Securities, the “Securities”). The Securities are to be issued pursuant to an indenture to be dated as of July 25, 2006 (the “Indenture”) between the Company and The Wilmington Trust Company, as trustee (the “Trustee”). The Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company (“DTC”).

The Securities are convertible, subject to certain conditions as described in the Final Offering Memorandum (as defined below), prior to maturity (unless previously redeemed or otherwise purchased) into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) in accordance with the terms of the Securities and the Indenture.

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Subsequent Purchasers”) at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “1933 Act”), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the “Commission”)). On or prior to the Initial Closing Time (as defined below), the Company will enter into a registration rights agreement with Merrill Lynch (the “Registration Rights Agreement”), pursuant to which, subject to the conditions set forth therein, the Company will be required to file and use its commercially reasonable efforts to have declared effective a registration statement (the “Registration Statement”) under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon conversion thereof.

The Company has (a) prepared and delivered to each Initial Purchaser copies of (i) a preliminary offering memorandum dated July 18, 2006 and (ii) a pricing term sheet dated July 19, 2006, attached hereto as Schedule B, which includes the pricing terms and other information with respect to the Securities and other matters not included in the Preliminary Offering Memorandum, as defined below (the “Pricing Term Sheet”) and (b) has prepared and will deliver to each Initial Purchaser, as promptly as possible prior to the Initial Closing Time, copies of a final offering memorandum dated July 19, 2006 (the “Final Offering Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto, if any, and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in the Offering Memorandum.

The preliminary offering memorandum dated July 18, 2006, as amended and supplemented immediately prior to the Applicable Time (as defined below), including any documents filed under the 1934 Act prior to the Applicable Time and incorporated by reference therein, is referred to herein as the “Preliminary Offering Memorandum,” and the Preliminary Offering Memorandum together with the Pricing Term Sheet are collectively referred to herein as the “Disclosure Package.” “Applicable Time” means 7:00 A.M. (Eastern Time) on July 20, 2006 or such other time as agreed by the Company and Merrill Lynch.

SECTION 1.    Representations and Warranties by the Company.

(a)    Representations and Warranties. The Company represents and warrants to each Initial Purchaser as of the Applicable Time and as of Closing Time referred to in Section 2(c) hereof, and agrees with each Initial Purchaser, as follows:

(i)    Disclosure Package and Final Offering Memorandum. As of the Applicable Time, neither (x) the Disclosure Package nor (y) any individual Supplemental Offering Materials (as defined below), when considered together with the Disclosure Package, and at the Closing Time, neither the Disclosure Package, the Final Offering Memorandum, nor any individual Supplemental Offering Document (as defined below), when considered together with the Disclosure Package, will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Supplemental Offering Materials” means any “written communication” (within the meaning of the 1933 Act Regulations (as defined below)) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Offering Memorandum or amendments or supplements thereto (including the Pricing Term Sheet), including, without limitation, any road show relating to the Securities that constitutes such a written communication.

As of its issue date and as of the Closing Time, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representation and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Package or the Final Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use therein. The Company has not distributed, and the Company will not distribute, prior to the later of the Closing Time and the completion of the Initial Purchasers’ distribution of the Securities, which shall be deemed to be no later than the Closing Time unless the Company otherwise receives notice from Merrill Lynch, any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum, the Final Offering Memorandum and the Disclosure Package.

(ii)    Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Disclosure Package at the Applicable Time, and the Disclosure Package and the Final Offering Memorandum at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)    Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Disclosure Package and the Final Offering Memorandum are independent public accountants with respect to the Company and its subsidiary within the meaning of the 1933 Act and the rules and regulations thereunder (the “1933 Act Regulations”).

(iv)    Financial Statements. The financial statements, together with the related schedules and notes, included in the Disclosure Package and the Final Offering Memorandum, present fairly the financial position of the Company and its subsidiary at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its subsidiary for the periods specified, except as noted in the notes thereto; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Disclosure Package and the Final Offering Memorandum, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Disclosure Package and the Final Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Disclosure Package and the Final Offering Memorandum.

(v)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or its subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiary considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vi)    Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vii)   Good Standing of the Company’s Subsidiary. Lotus Biochemical (Bermuda) Ltd., a Bermuda corporation and the Company’s only subsidiary, has been duly organized and is validly existing as a corporation in good standing under the laws of Bermuda, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, all of the issued and outstanding capital stock of Lotus Biochemical (Bermuda) Ltd. has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Lotus Biochemical (Bermuda) Ltd. was issued in violation of any preemptive or similar rights of any securityholder of Lotus Biochemical (Bermuda) Ltd.

(viii)   Capitalization and Other Capital Stock Matters. The total shareholders’ equity of the Company is as set forth in the Disclosure Package and the Final Offering Memorandum in the column entitled “Actual” under the caption “Capitalization” as of the respective dates set forth therein, and the actual, authorized, issued and outstanding number of shares of Common Stock of the Company is as set forth in the section entitled “Description of Capital Stock” in the Final Offering Memorandum as of the date set forth therein, and there have been no changes to such amounts (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Disclosure Package and the Final Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Disclosure Package and the Final Offering Memorandum). The Common Stock conforms in all material respects to the description thereof set forth in the Disclosure Package and the Final Offering Memorandum. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its subsidiary other than those accurately described in the Disclosure Package and the Final Offering Memorandum. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, accurately and fairly describes such plans, arrangements, options and rights in all material respects.

(ix)   Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is listed on the Nasdaq National Market (the “NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

(x)    Corporate Power. The Company has full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture, the Registration Rights Agreement, the OTC Convertible Note Hedge, the OTC Warrant Transaction and the Forward Stock Purchase Transaction (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(xi)   Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xii)   Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiii)   Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, at the Initial Closing Time, will be duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and, as to rights of indemnification, by principles of public policy.

(xiv)   Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(xv)   Description of Transaction Documents. The description of the Transaction Documents and the rights, preferences and privileges of the capital stock of the Company, including the shares of Common Stock issuable upon conversion of the Securities, contained in the Disclosure Package and the Final Offering Memorandum, are accurate in all material respects.

(xvi)   Absence of Defaults and Conflicts. Neither the Company nor its subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its subsidiary is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Disclosure Package and the Final Offering Memorandum and the consummation of the transactions contemplated herein and in the Disclosure Package and the Final Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its subsidiary.

(xvii)   Absence of Labor Dispute. No labor dispute with the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

(xviii)   Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiary which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets of the Company or its subsidiary or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or its subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Disclosure Package and the Final Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xix)    Absence of Manipulation. Neither the Company nor any affiliate, as such term is defined in Rule 501(b) under the 1933 Act (“Affiliate”), of the Company has taken, nor will the Company or any Affiliate of the Company take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xx)    Possession of Intellectual Property. The Company and its subsidiary own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) related to the business now operated by them, and neither the Company nor its subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or its subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxi)    Absence of Further Requirements. Subject to compliance by the Initial Purchasers with the representations and warranties of the Initial Purchasers and the procedures set forth in Section 6 hereof, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by the Transaction Documents or for the due execution, delivery or performance of the Transaction Documents by the Company, except (A) such as have been already obtained or will be made on or prior to the Initial Closing Time and (B) as may be required under the securities or blue sky laws of the various states in which the Securities will be offered or sold and the 1933 Act with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement.

(xxii)    Possession of Licenses and Permits. The Company and its subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxiii)   Title to Property. The Company and its subsidiary have good and marketable title to all real property owned by the Company and its subsidiary and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Disclosure Package and the Final Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiary; and all of the leases and subleases material to the business of the Company and its subsidiary, considered as one enterprise, and under which the Company or its subsidiary holds properties described in the Disclosure Package and the Final Offering Memorandum, are in full force and effect, and neither the Company nor its subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or its subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxiv)   Environmental Laws. Except as described in the Disclosure Package and the Final Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor its subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or its subsidiary and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiary relating to Hazardous Materials or Environmental Laws.

(xxv)    Accounting Controls and Disclosure Controls. The Company and its subsidiary considered as one enterprise maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Disclosure Package or Final Offering Memorandum, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and its subsidiary employ disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxvi)   Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxvii)   Payment of Taxes. All United States federal income tax returns of the Company and its subsidiary required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. For the United States federal income tax returns of the Company through the fiscal year ended January 1, 2006, no assessment in connection therewith has been made against the Company. The Company and its subsidiary have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate (in accordance with GAAP) to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxviii)   Insurance. The Company and its subsidiary carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of similar size engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or its subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor its subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(xxix)    Statistical and Market-Related Data. Any statistical and market-related data included in the Disclosure Package and the Final Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent such written consent is required.

(xxx)    Investment Company Act. The Company is not required, and after giving effect to the issuance and sale of the offered Securities and the application of the net proceeds therefrom as described in the Disclosure Package and the Final Offering Memorandum under “Use of Proceeds,” will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxi)    Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered by the Company under the 1933 Act, other than with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement.

(xxxii)   Similar Offerings. Neither the Company nor any of its Affiliates has, directly or indirectly (other than through the Initial Purchasers, as to whom the Company makes no representation), solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

(xxxiii)   Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

(xxxiv)   No General Solicitation. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

(xxxv)   No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties of the Initial Purchasers and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement, the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

(xxxvi)   Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Company or its subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxvii)   Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxviii)   OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxix)   Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or its subsidiary or any Affiliate of the Company or its subsidiary, on the one hand, and any former or current director, officer, shareholder, customer or supplier of any of them (including any member of their immediate family), on the other hand, which is required by the 1933 Act or by the 1933 Regulations to be described in a registration statement on Form S-1 which is not so described as required in all material respects in the Offering Memorandum.

(xl)    Solvency. The Company is, and immediately after Closing Time and immediately upon consummation of the transactions contemplated herein and in the Offering Memorandum will be, Solvent. As used herein, the term “Solvent” means, with respect to an entity, on a particular date, that on such date (a) the fair market value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of such entity, (b) the present fair salable value of the assets of the entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debt as they become absolute and mature, (c) the entity is able to realize upon its assets and pay its debts and other liabilities (including contingent obligations) as they mature, and (d) the entity does not have unreasonably small capital.

(xli)    Suppliers. No supplier of merchandise to the Company or its subsidiary has ceased shipments to the Company or its subsidiary, other than in the normal and ordinary course of business consistent with past practices, which cessation would not reasonably be expected to result in a Material Adverse Effect.

(xlii)    Senior Indebtedness. No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture).

(xliii)   ERISA Compliance. The Company and its subsidiary and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiary or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or its subsidiary, any member of any group of organizations described in Sections 414, or of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or its subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiary or any of their ERISA Affiliates. No “employee benefit plan” subject to Title IV of ERISA established or maintained by the Company, its subsidiary or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiary nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiary or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(b)    Officer’s Certificates. Any certificate signed by any officer of the Company or its subsidiary delivered to Merrill Lynch or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

SECTION 2.    Sale and Delivery to the Initial Purchasers; Closing.

(a)    Initial Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of Initial Securities set forth in Schedule A hereto opposite the name of such Initial Purchaser, at a price of 97.00% of the principal amount thereof.

(b)    Option Securities. In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers to purchase up to an additional $18,750,000 aggregate principal amount of Option Securities at the same purchase price as the Initial Purchasers paid for the Initial Securities, plus accrued and unpaid interest from the Initial Closing Time to, but excluding, the Option Closing Time. The option hereby granted will expire 13 days after the Initial Closing Time and may be exercised at any time, in whole or in part, upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (the “Option Closing Time”) shall be determined by the Company and Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Initial Closing Time, as hereinafter defined. The option hereby granted may be exercised only for the purpose of covering overallotments, if any, made in connection with the offering and distribution of the Securities.

(c)    Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 11) or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called “Initial Closing Time” and the Initial Closing Time and the Option Closing Time, each being the applicable “Closing Time”).

In addition, in the event that the Initial Purchasers have exercised its option to purchase all or any of the Option Securities, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the Option Closing Time as specified in the notice from Merrill Lynch to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Merrill Lynch for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

(d)    Denominations; Registration. Certificates for the Securities shall be registered in the name of Cede & Co., as nominee of DTC, and shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) as Merrill Lynch may request in writing at least one full business day before Closing Time. The certificates representing the Securities shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to Closing Time.

SECTION 3.    Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

(a)    Offering Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request; provided, however, that the Company shall not be required to furnish copies of the exhibits to the documents incorporated by reference therein to the extent such exhibits are available on EDGAR.

(b)    Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction; provided, however, that the Company shall not be required to notify the Initial Purchasers with respect to filings made by the Company pursuant to the 1934 Act and the 1934 Act Regulations, and (y) prior to the completion of the placement of the offered Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise which (i) make any statement in the Disclosure Package, any Offering Memorandum or any Supplemental Offering Material false or misleading or (ii) are not disclosed in the Disclosure Package or the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

(c)    Amendment and Supplements to the Offering Memorandum; Preparation of Pricing Term Sheet; Supplemental Offering Materials. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchasers’ delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof. The Company will prepare the Pricing Term Sheet, in form and substance satisfactory to Merrill Lynch, and shall furnish as soon as practicable but no later than 4 hours prior to the Applicable Time to each Initial Purchaser, without charge, as many copies of the Pricing Term Sheet as such Initial Purchaser may reasonably request. The Company represents and agrees that, unless it obtains the prior consent of Merrill Lynch, it has not made and will not make any offer relating to the Securities by means of any Supplemental Offering Materials.

(d)    Qualification of Securities for Offer and Sale. The Company will use its reasonable best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(e)    [Intentionally Omitted]

(f)    DTC. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under “Use of Proceeds”.

(h)    Restriction on Sale of Securities. Except as otherwise contemplated by the Offering Memorandum and the Transaction Documents, during a period of 90 days from the date of the Final Offering Memorandum (the “Lock-up Period”), the Company shall not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise transfer or dispose of, any other debt securities of the Company, or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities, (ii) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing or (iii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may offer, issue and sell shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (A) pursuant to any employee benefit plan, (B) upon the conversion or exercise of securities outstanding on the date hereof or (C) issued or to be issued by the Company in connection with an acquisition, provided that (1) in the case of an acquisition of a private company, the recipient of such shares or securities shall enter into a lock-up agreement for the balance of the Lock-up Period and (2) in the case of an acquisition of a public company, such shares or securities shall not be issued until the expiration of the Lock-up Period.

(i)    PORTAL Designation. The Company will use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market.

(j)    Listing on Securities Exchange. The Company will use its reasonable best efforts to cause all shares of Common Stock issuable upon conversion of the Securities to be listed on the NASDAQ or listed on a “national securities exchange” registered under Section 6 of the 1934 Act on which shares of its Common Stock are then listed.

(k)    Reporting Requirements. Until the offering of the Securities is complete, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l)    Reservation of Shares of Common Stock. The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

SECTION 4.    Payment of Expenses.

(a)    Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, and delivery to the Initial Purchasers and any filing of the Disclosure Package or any Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto or of any Supplemental Offering Material, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any agreement among the Initial Purchasers, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the Common Stock issuable upon conversion thereof, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers, the issuance and delivery of the Common Stock issuable upon conversion thereof and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities and the shares of Common Stock issuable upon conversion thereof under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto, (vi) the fees and expenses of the Trustee, including the reasonable and documented fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) any fees payable in connection with the rating of the Securities, (ix) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (x) any fees of the NASD in connection with the Securities and (xi) the fees and expenses of any transfer agent or registrar for the Common Stock.

(b)    Termination of Agreement. If this Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their reasonable and documented out-of-pocket expenses, including the reasonable and documented fees and disbursements of counsel for the Initial Purchasers.

SECTION 5.    Conditions of Initial Purchasers’ Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof as of the date hereof and as of the Closing Time or in certificates of any officer of the Company or its subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)    Opinions of Counsel for Company. At Closing Time, the Initial Purchasers shall have received the favorable opinions and negative assurance letter, dated as of Closing Time, of (1) Hunton & Williams LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A-1 hereto; (2) Hunton & Williams LLP, special counsel for the Company with respect to patents and proprietary rights, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A-2 hereto and (3) Kleinfeld, Kaplan and Decker LLP, regulatory counsel for the Company with respect to regulatory matters, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A-3 hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiary and certificates of public officials.

(b)    Opinion of Counsel for Initial Purchasers. At Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Initial Purchasers, with respect to the matters set forth in (v) through (ix), inclusive, (xi) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to Merrill Lynch. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiary and certificates of public officials.

(c)    Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Disclosure Package or the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

(d)    Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to Merrill Lynch, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchasers with respect to the financial statements and certain financial information contained in the Disclosure Package and the Final Offering Memorandum.

(e)    Bring-down Comfort Letter. At Closing Time, the Initial Purchasers shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(f)    [Intentionally Omitted]

(g)    PORTAL. At the Initial Closing Time, the Securities shall have been designated for trading on PORTAL.

(h)    Lock-up Letter. On or prior to the date of this Agreement, Merrill Lynch shall have received an agreement substantially in the form of Exhibit B attached hereto signed by the persons listed in Schedule C attached hereto.

(i)    Indenture and Registration Rights Agreement. At or prior to the Initial Closing Time, each of the Company and the Trustee shall have executed and delivered the Indenture, and the Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement.

(j)    Bond Hedge and Warrant Documents. At or prior to the Initial Closing Time, the OTC Convertible Note Hedge, the OTC Warrant Transaction and the Forward Stock Purchase Transaction, in form and substance reasonably satisfactory to the Initial Purchasers, shall have been duly executed and delivered by the Company and be in full force and effect.

(k)    Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the obligations of the Initial Purchasers to purchase such Option Securities is subject to the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or its subsidiary hereunder being true and correct as of the Option Closing Time and that, at the Option Closing Time, the Initial Purchasers shall have received:

(i)    Officers’ Certificate. A certificate, dated the Option Closing Time, of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company confirming that the certificate delivered at the Initial Closing Time pursuant to Section 5(c) hereof remains true and correct as of the Option Closing Time;

(ii)    Opinions of Counsel for Company. The favorable opinions of (1) Hunton & Williams LLP, counsel for the Company, relating to the Option Securities to be purchased on the Option Closing Time, (2) Hunton & Williams LLP, special counsel for the Company with respect to patents and proprietary rights and (3) Kleinfeld, Kaplan and Decker LLP, regulatory counsel for the Company with respect to regulatory matters, all in form and substance satisfactory to counsel for the Initial Purchasers, dated the Option Closing Time and otherwise to the same effect as the opinions required by Section 5(a) hereof;

(iii)    Opinion of Counsel for Initial Purchasers. The favorable opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Option Closing Time, relating to the Option Securities to be purchased on the Option Closing Time and otherwise to the same effect as the opinion required by Section 5(b) hereof; and

(iv)    Bring down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Initial Purchasers and dated the Option Closing Time, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(d) hereof, except that the “specified date” in the letter furnished pursuant to this subparagraph shall be a date not more than three days prior to the Option Closing Time.

(l)    Additional Documents. At Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to Merrill Lynch and counsel for the Initial Purchasers.

(m)    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Merrill Lynch by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

SECTION 6.    Subsequent Offers and Resales of the Securities.

(a)    Offer and Sale Procedures. Each Initial Purchaser and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

(i)    Offers and Sales. Offers and sales of the Securities shall be made only to such persons and in such manner as is contemplated by the Offering Memorandum.

(ii)    No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

(iii)    Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the Initial Purchasers, be a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act (a “Qualified Institutional Buyer”).

(iv)    Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or its Affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S under the 1933 Act, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

(v)    Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

(vi)   Transfer Restriction. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the caption “Transfer Restrictions,” including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to each Subsequent Purchaser pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security

(b)    Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

(i)    Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Securities by the Company to the Initial Purchasers, (ii) the resale of the offered Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(ii)    Rule 144A Information. The Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

(iii)   Restriction on Repurchases. Until the expiration of two years after the original issuance of the offered Securities, the Company will not, and will cause its Affiliates not to, resell any offered Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

(c)    Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i)    it is a Qualified Institutional Buyer and an “accredited investor” within the meaning of Rule 501(a) under the 1933 Act (an “Accredited Investor”) with such knowledge in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; and

(ii)    neither it, nor any of its Affiliates, nor any person acting on its behalf, has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

The Initial Purchasers understand that the Company, and for purposes of the opinions to be delivered to it pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

SECTION 7.    Indemnification.

(a)    Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates, its selling agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or any Supplemental Offering Materials, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the reasonable and documented fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred and documented in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement thereto) or in any Supplemental Offering Materials.

(b)    Indemnification of Company. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Disclosure Package, the Final Offering Memorandum or any Supplemental Offering Materials in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use therein.

(c)    Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the reasonable and documented fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or (ii) be liable for any settlement of any such action effected without its prior written consent (which consent shall not be unreasonably withheld).

(d)    Settlement without Consent if Failure to Reimburse. Notwithstanding clause (ii) of Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.    Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities, in such case as set forth in the table on the cover page of the Final Offering Memorandum.

The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred and documented by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section, no initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Initial Purchaser’s Affiliates and selling agents shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Company’s Affiliates and agents shall have the same rights to contribution as the Company. The Initial Purchasers’ respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint. The obligations of the Company and the Initial Purchasers pursuant to this Section 8 shall be in addition to any liability that the Company or the Initial Purchaser may otherwise have.

SECTION 9.    Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or its subsidiary submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or its Affiliates or selling agents, any person controlling any Initial Purchaser, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 10.    Termination of Agreement.

(a)    Termination; General. Merrill Lynch may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Preliminary Offering Memorandum, the Disclosure Package or the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, such as to make it, in the judgment of Merrill Lynch, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Disclosure Package or the Final Offering Memorandum, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Disclosure Package or the Final Offering Memorandum or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or NASDAQ, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, NASD or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)    Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

SECTION 11.    Default by Initial Purchaser. If any Initial Purchaser shall fail at Closing Time to purchase the Securities which it is obligated to purchase under this Agreement (the “Defaulted Securities”), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Initial Purchaser to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

(a)    if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, the non-defaulting Initial Purchaser shall be obligated to purchase the full amount thereof, or

(b)    if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

No action taken pursuant to this Section shall relieve the defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either Merrill Lynch or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section.

SECTION 12.    Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

SECTION 13.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention of Sam Thong (Facsimile: (212) 449-7171); and notices to the Company shall be directed to it at New River Pharmaceuticals Inc., 1881 Grove Avenue, Radford, VA 24141, attention of Randal J. Kirk, Chairman of the Board, President and Chief Executive Officer (Facsimile: (540) 633-7939), with a copy to Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, attention of David I. Meyers, Esq. (Facsimile: (804) 788-8218).

SECTION 14.    No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchasers, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its shareholders, creditors, employees or any other party, (c) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) and no Initial Purchaser has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Initial Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company, and (e) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 15.    Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

SECTION 16.    Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 17.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICT OF LAW RULES).

SECTION 18.    TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 19.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 20.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

Very truly yours,

NEW RIVER PHARMACEUTICALS INC.

By	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	Chief Operating Officer, Chief Financial
Officer and Secretary

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By	/s/ Samuel Thong
	Name:	Samuel Thong
	Title:	Director

For itself and as representative of the other Initial Purchaser named in Schedule A hereto.

SCHEDULE A

Principal Amount of Securities
Name of Initial Purchaser

Merrill Lynch Pierce, Fenner & Smith Incorporated	$112,500,000
W.R. Hambrecht + Co., LLC	$12,500,000

Total	$125,000,000

Sch A-1

SCHEDULE B

Pricing Term Sheet

**QIBS ONLY**

**APPROVED FOR EXTERNAL USE**

~ 125,000,000 144A Subordinated Convertible Notes Due 2013 Pricing ~

[New River Pharmaceuticals Inc. Logo]

New River Pharmaceuticals Inc.

(NRPH/NASDAQ)

Issuer: New River Pharmaceuticals Inc

Ticker/Exchange: (NRPH/NASDAQ)

Gross Proceeds: $125,000,000

Overallotment: $18,750,000

Net Proceeds: Approximately $120.9 million after deducting initial purchasers’ discounts, commissions and offering expenses (or approximately $139.1 million if the initial purchasers exercise in full their overallotment option to purchase additional notes)

144A Subordinated Convertible Notes Due 2013:

Issue Price: $1,000.00

Principal Amount per Note: $1,000

Maturity: August 1, 2013

Yield:  3.50% per annum

Conversion Premium: 25.0%

Sch B-1

Last Sale (7/19/2006): $27.51

Conversion Price: $34.39

Conversion Rate: 29.0803*

Conversion Rate Cap: 36.3504

* Subject to anti-dilution adjustments

Contingent Conversion Trigger: 120% of the initial conversion price per share of common stock (Initially $41.27)

Conversion During Month Prior to Maturity:A holder may convert its notes at any time on or after 7/1/13 through the close of business on the business day preceding the maturity date.

Conversion Reference Period: For notes that are converted during the one month period prior to the maturity date of the notes, the 20 consecutive trading days preceding and ending on the maturity date; and in all other instances, the 20 consecutive trading days beginning on the third trading day following the conversion date.

Interest Pay Dates: 8/1 & 2/1 beginning 2/1/07

Adjustment to Conversion Rate Upon a Fundamental Change: In the event of a fundamental change, a holder may elect to convert its notes and New River Pharmaceuticals will pay a make-whole premium by increasing the conversion rate applicable to such notes, as set forth in the offering memorandum.

Sch B-2

Make-whole premium upon Fundamental Change (Increase in Applicable Conversion Rate)

		7/25/2006	8/1/2007	8/1/2008	8/1/2009	8/1/2010	8/1/2011	8/1/2012	8/1/2013
	$27.51	7.2701	7.2701	7.2701	7.2701	7.2701	7.2701	7.2701	0.0000
	$30.00	6.4242	6.0129	5.5821	5.1448	4.6931	4.2653	3.8851	0.0000
Stock	$35.00	5.2363	4.8089	4.3385	3.8259	3.2444	2.5896	1.7646	0.0000
Price	$40.00	4.4492	4.0412	3.586	3.0813	2.5007	1.8358	1.0159	0.0000
on	$45.00	3.8929	3.5093	3.0857	2.6158	2.0771	1.4687	0.7611	0.0000
Effective	$50.00	3.4815	3.1278	2.7365	2.3041	1.8141	1.2658	0.6559	0.0000
Date	$75.00	2.3061	2.0644	1.7957	1.5020	1.1816	0.8242	0.4320	0.0000
	$100.00	1.7244	1.5502	1.3454	1.1249	0.8858	0.6177	0.3238	0.0000
	$150.00	1.1521	1.0352	0.8959	0.7487	0.5898	0.4110	0.2152	0.0000
	$200.00	0.8663	0.7783	0.6716	0.5597	0.4414	0.3073	0.1605	0.0000
	$250.00	0.6933	0.6236	0.5362	0.4464	0.3519	0.2440	0.1269	0.0000
	$300.00	0.5795	0.5205	0.4464	0.3711	0.2921	0.2017	0.1036	0.0000

Put Dates: None

Registration: 144A with Registration Rights

Dividend Protection: Anti-dilution protection via a conversion rate adjustment.

Fundamental Change Permits Purchase of Notes by New River Pharmaceuticals at the Option of the Holder: In the event of a fundamental change, each holder has the right to require New River Pharmaceuticals to purchase for cash all or any portion of the holder’s notes at a price equal to 100% of the principal amount of notes to be purchased, plus accrued and unpaid interest.

Consideration Received Upon Merger: In the event New River Pharmaceuticals is a party to a consolidation, merger, binding share exchange, transfer or lease of all or substantially all of its assets, settlement of the conversion value will be based on the kind and amount of cash, securities or other assets that a New River Pharmaceuticals common shareholder received in the transaction. In the event that New River Pharmaceuticals common shareholders have the opportunity to elect the form of consideration to be received in such transaction, then from and after the effective date of such transaction, the notes will be convertible into the consideration that a majority of the New River Pharmaceuticals common shareholders who made such an election received in such transaction.

Sch B-3

Trade Date: 7/19/2006

Settlement Date: 7/25/2006

144A CUSIP: 648468AA4

Sole-Bookrunner: Merrill Lynch

Co-Manager: WR Hambrecht

You should rely only on the information contained or incorporated by reference in the preliminary offering memorandum dated July 18, 2006, as supplemented by this final pricing term sheet in making an investment decision with respect to these securities.

New River Pharmaceuticals Inc is a specialty pharmaceutical company that develops generational improvements of prescribed drugs

**QIBS ONLY**

**APPROVED FOR EXTERNAL USE**

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum.

These securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or under any state securities laws absent registration or an applicable exemption from registration requirements. For details about eligible offers, deemed representations and agreements by investors and transfer restrictions, see “Transfer Restrictions” in the Preliminary Offering Memorandum.

This Pricing Supplement and any offer if made subsequently is directed only at persons in member states of the European Economic Area who are “qualified investors” within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) (“Qualified Investors”). Any person in the EEA who acquires the securities in any offer (an “investor”) or to whom any offer of the securities is made will be deemed to have represented and agreed that it is a Qualified Investor. Any investor will also be deemed to have represented and agreed that any securities acquired by it in the offer have not been acquired on behalf of persons in the EEA other than Qualified Investors or persons in the UK and other member states (where equivalent legislation exists) for whom the investor has authority to make decisions on a wholly discretionary basis, nor have the securities been acquired with a view to their offer or resale in the EEA to persons where this would result in a requirement for publication by the company, Merrill Lynch International (“MLI”) or any other manager of a prospectus pursuant to Article 3 of the Prospectus Directive. The company, MLI and their affiliates, and others will rely upon the truth and accuracy of the foregoing representations and agreements.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM

Sch B-4

SCHEDULE C

List of Directors and Executive Officers
of the Company Subject to Lock-Up

Randal Kirk
Krish Krishman
Suma Krishman
Burton Sobel
David Barlow
John Thottathil
Larry Horner
Cesar Alvarez

Sch C-1

Exhibit A-1

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(a)(1)

(i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

(ii)    The Company is duly qualified as a foreign corporation to transact business and is in good standing in the States of New Jersey and Tennessee and the Commonwealth of Virginia.

(iii)   The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company under the Virginia Stock Corporation Act (the “VSCA”), the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) or Amended and Restated Bylaws (the “Bylaws”) or, to such counsel’s knowledge, contractual preemptive or similar rights.

(iv)   The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(v)    The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(vi)   The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(vii)   The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

A-1-1

(viii)     Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and, as of the Closing Time, reserved for issuance upon such conversion by all necessary corporate action; such shares, when issued upon such conversion and assuming that at the time of such issuance the Company has a sufficient number of authorized and unissued shares of Common Stock available therefor, will be validly issued and will be fully paid and non-assessable and no holder of such Common Stock is or will be subject to personal liability by reason of being such a holder.

(ix)   The issuance of the shares of Common Stock upon conversion of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company under the VSCA, the Articles of Incorporation or the Bylaws or, to such counsel’s knowledge, contractual preemptive or similar rights.

(x)    The information included in the Preliminary Offering Memorandum and Final Offering Memorandum under the caption “Description of Notes,” to the extent that it constitutes matters of law, summaries of legal matters, documents referred to therein or legal conclusions, has been reviewed by us and fairly summarizes the matters set forth therein in all material respects.

(xi)    The information included in the Preliminary Offering Memorandum and Final Offering Memorandum under the caption “Description Of Capital Stock,” to the extent that it constitutes matters of law, summaries of legal matters, documents referred to therein or legal conclusions, has been reviewed by us and fairly summarizes the matters set forth therein in all material respects.

(xii)   The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

(xiii)   The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules and other financial data therein, as to which no opinion need be rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

(xiv)   To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or its subsidiary is a party, or to which the property of the Company or its subsidiary is subject, before or brought by any federal, Virginia or New York court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

(xv)    The statements set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as such statements purport to summarize matters of U.S. federal income and estate tax laws or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly summarize the matters set forth therein.

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(xvi)   All descriptions in the Offering Memorandum of contracts and other documents to which the Company or its subsidiary are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described or referred to in the Offering Memorandum that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects.

(xvii)   In reliance upon the representations and warranties of the Company and the Initial Purchasers in the Purchase Agreement, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal, Virginia or New York court or governmental authority or agency (“Governmental Approvals”) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture and the Registration Rights Agreement by the Company or for the offering, issuance, sale or delivery of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers, in each case, in accordance with the terms of the Purchase Agreement, except for such Governmental Approvals that shall have been obtained or made prior to the Closing Time or as may be required by the securities or blue sky laws of the various states in which the Securities will be offered or sold, the 1933 Act with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement and the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any resale of Securities subsequent to the resales thereof by the Initial Purchasers.

(xviii)   In reliance upon the representations and warranties of the Company and the Initial Purchasers in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or in connection with the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any resale of Securities subsequent to the resales thereof by the Initial Purchasers.

(xix)    The execution, delivery and performance of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, violate or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (except for such violation, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any federal, Virginia or New York government, government instrumentality or court having jurisdiction over the Company or its subsidiary or any of their respective properties, assets or operations.

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(xx)    The Company is not required, and after giving effect to the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required to, register as “investment company” under the 1940 Act.

Nothing has come to our attention that would lead us to believe that (1) the Disclosure Package (except for the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), as of the Applicable Time, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (2) that the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom as to which we need make no statement), as of the date of the Offering Memorandum or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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Exhibit A-2

FORM OF OPINION OF COMPANY’S PATENT COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(a)(2)

1.    The information contained in the Offering Memorandum and the Form 10-K relating to patents or proprietary rights (the “Patents and Proprietary Rights”) under the heading “RISK FACTORS — Risks Related to the Business — We may be involved in lawsuits to protect or enforce our patents, which could be expensive and time-consuming”;“ — If we fail to protect our intellectual property rights, our ability to pursue the development of our technologies and products would be negatively affected”; “ — We have not commissioned an extensive investigation concerning our freedom to practice or the validity or enforceability of our Carrierwave technology and have only recently commissioned an investigation concerning our freedom to practice or the validity or the enforceability for our product candidates, and we may be held to infringe the intellectual property rights of others”; “BUSINESS — Patents and Proprietary Rights” and “BUSINESS - Strategy - Seeking Intellectual Property Protection for Our Platform and Drug Candidates”, in each case to the extent that such information constitutes matters of the federal laws of the United States (collectively, “the “Intellectual Property Information”), as of the date of the Form 10-K, the Offering Memorandum and as of the date hereof, are complete statements or summaries of the matters therein set forth in all material respects and present fairly the information therein set forth in all material respects.

2.    To our knowledge, attached hereto at Exhibit A is a true and correct copy of all patents and patent applications held in the name of the Company and/or being prosecuted by or on behalf of the Company (the "Company Patents"). To our knowledge, the Company is the exclusive owner of all right, title, and interest in the Company Patents; all such Company Patents have been properly prepared as to form and to our knowledge have been assigned solely to the Company, which assignments are either recorded in the U.S. Patent and Trademark Office or other foreign patent office specified in Exhibit A, as applicable, and to the extent identified in Exhibit A have been submitted for recording in the U.S. Patent and Trademark Office or such other foreign patent office, as applicable; and each of such pending Company Patents is being prosecuted by or on behalf of the Company.

3.    To our knowledge, there are no legal or governmental proceedings (excepting official actions issued by the U.S. Patent and Trademark Office during ex parte prosecution of patent and trademark applications by the Company) adverse to the Company pending or threatened relating to the Patents and Proprietary Rights.

4.    To our knowledge, no contracts or other documents, relating to the Patents and Proprietary Rights of the Company that are of a character required to be described in the Offering Memorandum, or to be filed as an exhibit to the Form 10-K, have not been so described or filed as required.

5.    To our knowledge, the Company is not infringing or otherwise violating, and the manufacture and sale of any product of the Company arising out of the Patents and Proprietary Rights in the manner described in the Offering Memorandum and Form 10-K, would not infringe or otherwise violate, any patents, trade secrets, trademarks, service marks or other proprietary information or materials of third parties.

6.    We have no knowledge of any facts that would preclude the Company from having valid ownership or license rights, as applicable, to the Patents and Proprietary Rights; to our knowledge, there appear to be no patents held by third parties that would prevent the Company from manufacturing and selling products arising out of the Patents and Proprietary Rights in the manner described in the Offering Memorandum and Form 10-K, except as described in the Offering Memorandum and Form 10-K; and we have no knowledge of any facts which form a basis for a finding of unenforceability or invalidity of any of the Patents and Proprietary Rights.

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7.    We have no knowledge of any fact with respect to the patent applications of the Company related to the Patents and Proprietary Rights presently on file that (i) would preclude the issuance of patents with respect to such applications, or (ii) would lead us to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

Nothing has come to our attention in the course of such discussions and reviews that leads us to believe that, (A) as of the Applicable Time, the Intellectual Property Information contained in the Disclosure Package included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (B) that the Intellectual Property Information contained in the Offering Memorandum or any amendment or supplement thereto, as of the date of the Offering Memorandum, as of the date of any such amended or supplemented Offering Memorandum or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Exhibit A-3

FORM OF OPINION OF COMPANY’S REGULATORY COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(a)(3)

W are of the opinion that the statements (1) under the captions “Summary - Our Most Advanced Product Candidates”, “Risk Factor”-“If the FDA does not accept our filing for NRP290 under Section 505(b)(1) and we are unable to file for approval under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act or if we are required to generate additional data related to safety and efficacy in order to obtain approval under Section 505(b)(1) or 505(b)(2), we may be unable to meet our anticipated development and commercialization timelines”, “If the FDA requires that NRP104 be scheduled by the DEA before the product is commercially sold, we will be unable to begin commercial sale of that product until the DEA completes scheduling proceedings, and if NRP104 is scheduled by the DEA in Schedule II under the Controlled Substances Act (CSA), the potential market for the drug may be significantly reduced” and “Failure by our third-party manufacturers to comply with the regulatory guidelines set forth by the FDA and DEA with respect to our product candidates could delay or prevent the completion of clinical trials, the approval of any product candidates or the commercialization of our products” in the Offering Memorandum; and (2) under the captions “Business - Overview”, “Business - Our Solution”, “Business - Government Regulation,” “Risk Factor” - “We have received an observation from the FDA noting that we did not submit an IND before conducting certain clinical studies in 2001”, “If the FDA does not accept our filing under Section 505(b)(1) and we are unable to file for approval under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act or if we are required to generate additional data related to safety and efficacy in order to obtain approval under Section 505(b)(1) or 505(b)(2), we may be unable to meet our anticipated development and commercialization timelines”, “If the FDA requires that NRP104 be scheduled by the DEA before the product is commercially sold, we will be unable to begin commercial sale of that product until the DEA completes scheduling proceedings, and if NRP104 is scheduled by the DEA in Schedule II under the Controlled Substances Act (CSA), the potential market for the drug may be significantly reduced” and “Failure by our third-party manufacturers to comply with the regulatory guidelines set forth by the FDA and DEA with respect to our product candidates could delay or prevent the completion of clinical trials, the approval of any product candidates or the commercialization of our products” in the Form 10-K (such sections in (1) and (2) above hereinafter referred to collectively as “The Regulatory Sections”), insofar as such statements purport to summarize applicable provisions of the FFDCA and the CSA and the regulations promulgated thereunder, are accurate summaries in all material respects of the requirements purported to be summarized under such captions in the Offering Memorandum or Form 10-K; as the case may be, and insofar as such statements state that the Company has filed an IND application for NRP 104, that the DEA has indicated that NRP 104 is not a scheduled substance at the present time and that the FDA issued an observation on Form FDA 483 relating to the Company’s conduct of pharmacokinetic studies on thyroid compounds in humans in 2001, are accurate summaries, in all material respects, of certain of the documents and correspondence that we reviewed relating to the status of the products and operations of the Company and present fairly the information therein set forth.

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During the course of preparation of the Offering Memorandum and Form 10-K, we reviewed certain documents and correspondence provided to us by the Company, publicly available documents related to the Company, and participated in discussions with certain officers and employees of the Company, all with respect to the FDA and DEA regulatory matters dealt with in The Regulatory Sections. While we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy, completeness, or fairness of the statements under the above-referenced captions in the Offering Memorandum or Form 10-K, we may state on the basis of these discussions and review of documents and correspondence provided to us by the Company in connection with our review of the statements contained in such captioned sections that no facts have come to our attention that cause us to believe that the statements in The Regulatory Sections, insofar as such statements relate to FDA and DEA regulatory matters, as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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Exhibit B

FORM OF LOCK-UP

The undersigned, a stockholder, and an officer and/or director of New River Pharmaceuticals Inc., a Virginia corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company, providing for the offering (the “Offering”), pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of 3.50% Convertible Subordinated Notes due 2013 of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder, and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, provided that (1) Merrill Lynch receives a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)    as a bona fide gift or gifts; or

(ii)    to any trust the beneficiaries of which are exclusively the undersigned or a member of the immediate family of the undersigned, including grandchildren (to the extent consistent with the Securities Act and state securities laws); or

(iii)   the transfer of Lock-Up Securities in satisfaction of the exercise of stock options outstanding on the date hereof.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

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